UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - MARCH 10, 2006

XL GENERATION INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)

NEVADA	333116045	20-0909393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 Saint-Gabriel, Suite 21
Montreal, Quebec, Canada H2Y 2Z9
(Address of principal executive offices)

(514) 397-0575
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As of March 10, 2006, Mr. Harnam Kakkar resigned as a member of the Board of Directors of XL Generation International Inc. (the “Company”) to pursue other professional activities. Mr. Kakkar had served on the Company’s Board of Directors since December of 2005. Mr. Kakkar expressed no disagreements with management in regard to his reasons for resigning from the Company’s Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, XL Generation International Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XL GENERATION INTERNATIONAL INC.

Dated: March 15, 2006	By:	/s/ Alain Lemieux
Name: Alain Lemieux
Title: President, Chief Executive Officer, and Director